COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated April 30, 2014

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus regarding investment options available under your policy.  It is for informational purposes only and requires no action on your part.  Please note, this Supplement does not add any additional investment options; certain investment options described below may not be available under your policy.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective on or about May 1, 2014, the

•                  DWS Global Small Cap Growth VIP fund will change its name to DWS Global Small Cap VIP.

•                  Franklin Global Real Estate Securities Fund will change its name to Franklin Global Real Estate VIP Fund.

•                  Franklin Small Cap Value Securities Fund will change its name to Franklin Small Cap Value VIP Fund.

•                  Franklin Small-Mid Cap Growth Securities Fund will change its name to Franklin Small-Mid Cap Growth VIP Fund.

•                  Franklin U.S. Government Fund will change its name to Franklin U.S. Government Securities VIP Fund.

•                  Mutual Shares Securities Fund will change its name to Franklin Mutual Shares VIP Fund.

•                  Templeton Global Bond Securities Fund will change its name to Templeton Global Bond VIP Fund.

•                  Templeton Growth Securities Fund will change its name to Templeton Growth VIP Fund.

All other provisions in your Prospectus, as supplemented, remain unchanged.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.